SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

U-STORE-IT TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6745 Engle Road
Suite 300
Cleveland, OH	44130
(Address of principal executive offices)	(Zip Code)

(440) 234-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

          On May 5, 2006, U-Store-It Trust (the “Company”) announced its financial results for the quarter ended March 31, 2006. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Supplemental Operating and Financial Data is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

          The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	Earnings press release, dated May 5, 2006, announcing the financial results for the quarter ended March 31, 2006.

99.2	Supplemental Operating and Financial Data, dated March 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: May 5, 2006	By:	/s/ Dean Jernigan

Dean Jernigan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings press release, dated May 5, 2006, announcing the financial results for the quarter ended March 31, 2006.

99.2	Supplemental Operating and Financial Data, dated March 31, 2006.